Exhibit 99.1

Forward Looking Statements

“Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements that are subject to risks and uncertainties, including, but not limited to: the credit risks of lending activities, including changes in the level and trend of loan delinquencies and write-offs and changes in our allowance for loan losses and provision for loan losses that may be impacted by deterioration in the housing and commercial real estate markets; changes in general economic conditions, either nationally or in our market areas; changes in the levels of general interest rates, and the relative differences between short and long term interest rates, deposit interest rates, our net interest margin and funding sources; fluctuations in the demand for loans, the number of unsold homes and other properties and fluctuations in real estate values in our market areas; results of examinations of us by the Board of Governors of the Federal Reserve System (the
“Federal Reserve Board”) and of our bank subsidiaries by the Federal Deposit Insurance Corporation (the “FDIC”), the Washington State Department of Financial
Institutions, Division of Banks (the “Washington DFI”) or other regulatory authorities, including the possibility that any such regulatory authority may, among other things, require us to increase our reserve for loan losses, write-down assets, change our regulatory capital position or affect our ability to borrow funds or maintain or increase deposits, which could adversely affect our liquidity and earnings; legislative or regulatory changes that adversely affect our business including changes in regulatory policies and principles, including the interpretation of regulatory capital or other rules, the interpretation of regulatory capital or other rules including changes from the Dodd-Frank Wall Street Reform and Consumer Protection Act and regulations that have been or will be promulgated thereunder; our ability to control operating costs and expenses; the use of estimates in determining fair value of certain of our assets, which estimates may prove to be incorrect and result in significant declines in valuation; difficulties in reducing risk associated with the loans on our balance sheet; staffing fluctuations in response to product demand or the implementation of corporate strategies that affect our workforce and potential associated charges; computer systems on which we depend could fail or experience a security breach; our ability to retain key members of our senior management team; costs and effects of litigation, including settlements and judgments; our ability to implement our branch expansion strategy; our ability to implement our expansion strategy; our ability to successfully integrate any assets, liabilities, customers, systems, and management personnel we have acquired including the Cowlitz Bank and Pierce Commercial Bank transactions or may in the future acquire into our operations and our ability to realize related revenue synergies and cost savings within expected time frames and any goodwill charges related thereto; or may in the future acquire into our operations and our ability to realize related revenue synergies and cost savings within expected time frames and any goodwill charges related thereto; risks relating to acquiring assets or entering markets in which we have not previously operated and may not be familiar, changes in consumer spending, borrowing and savings habits;
the availability of resources to address changes in laws, rules, or regulations or to respond to regulatory actions; adverse changes in the securities markets; inability of key third-party providers to perform their obligations to us; changes in accounting policies and practices, as may be adopted by the financial institution regulatory agencies or the Financial Accounting Standards Board, including additional guidance and interpretation on accounting issues and details of the implementation of new accounting methods; other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products and services; and
other risks detailed from time to time in our filings with the Securities and Exchange Commission.
The Company cautions readers not to place undue reliance on any forward-looking statements. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to the Company. The Company does not undertake and specifically disclaims any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results for 2011 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of, us, and could negatively affect the Company’s operating and stock price performance.

Overview Company & Economic Information Recent Growth Initiatives Financial Performance Continuing Strategies 3

Corporate Structure
Financial Highlights
Total Assets $1.34 billion
Net Loans $981.6 million
Total Deposits $1.1 billion
Tangible Common Equity $190.9 million
Loan/Deposit Ratio 88.7%
Coverage Ratio (1) 86.9%
Core Deposit Ratio (2) 93.5%
Net Interest Margin 5.93% (Q2’11)   4.78% (FY2010)
Cost of Funds 0.74% (Q2’11)   1.02% (FY2010)
PTPP ROAA (3) 1.76% (Q1’11)   2.76% (FY2010)
(1) Allowance for loan loss/nonperforming loans (originated loans only)
(2) All deposits less brokered CDs and CDs over $250,000
(3) Pre-tax, pre-provision return on average assets
Note: Numbers rounded for presentation purposes only
Financial data as of June 30, 2011 unless otherwise indicated

Total assets: $1.17 billion
Branches: 27
Total assets: $166.6 million
Branches: 6

Economic Outlook
We have not yet achieved measurable and
sustainable economic growth in the Pacific
Northwest
Our local economy will continue to struggle
until unemployment and real estate values
improve
However, we are beginning to see signs of
improvement in some areas

Regional Economic Strength
Source: POLICOM Corporation

Washington Metropolitan Areas
National Rankings (Out of 366)
Nat’l
Rank
MSA
3
Seattle-Tacoma-Bellevue, WA

Olympia, WA
25
Portland-Vancouver-Hillsboro, OR-WA
30
Bremerton-Silverdale, WA
35
Kennewick-Pasco-Richland, WA
37
Mount Vernon-Anacortes, WA
46
Bellingham, WA
115
Spokane, WA

Growth Strategies 9 FDIC Assisted Transactions Open Bank M&A Activity Organic Growth New Lenders New Branches

Expanding our Markets
20 Legacy Heritage / Central Valley branches
2 De novo branches in Pierce County
9 Acquired Cowlitz branches
1 Acquired Pierce Commercial branch
1 Acquired Kent branch
Where We Were – As of June 30, 2010 Where We Are Now – As of June 30, 2011
20 Legacy Heritage / Central Valley branches
20 Branches 13 Added Branches – 33 Branches Total

FDIC-Assisted Acquisitions
Cowlitz Bank / Bay Bank Pierce Commercial Bank
Date of acquisition - July 30, 2010 Date of acquisition - November 5, 2010
Nine branches One branch
Entered into two largest markets in the Pacific NW:
Seattle/Bellevue & Portland/Vancouver
Increased market position in Pierce County
(Tacoma) to the 2
nd
largest community bank
(based on deposits)
Acquired $145 million in loans & $166 million in
deposits (excluding wholesale CDs) at fair value
Acquired $143 million in loans & $125 million in
deposits (excluding wholesale CDs) at fair value
Modified whole bank with loss share structure
(excluded NPAs as of bid valuation date)
Whole bank without loss share
$8.8 million negative asset bid with a 1% deposit
premium resulting in an after-tax gain on
acquisition of $285,000
$41.2 million negative asset bid with a 1% deposit
premium resulting in an after-tax gain on
acquisition of $7.4 million
Systems conversion completed in November 2010 Systems conversion completed in March 2011

Branching
Opened Sumner Branch in 2008
Opened Puyallup, WA Branch in September 2010
Opened Gig Harbor, WA Branch in February 2011
Acquired Kent, WA  Branch in June 2011
Plan to acquire/build 1-2 branches per year in strategic growth locations
2010/2011 Talent Recruitment
Since September 2010 we have hired 10 new lenders and 1 Market Executive
5 lenders in Pierce County (Tacoma/Puyallup)
2 lenders for King County (Seattle/Bellevue)
2 lenders for Vancouver WA/Portland OR
1 lender for Thurston County (Olympia)
1 Market Executive for Southwest Washington
Continue to seek first-class seasoned C&I bankers to join our team

Organic Growth

Q2 2011 Loan Growth
Originated loans
Increased $29.3 million, or 3.9%
C&I loans grew $18.8 million
Commercial  construction loans grew $9.1 million
Net loans (including acquired portfolios)
Increased $16.4 million
Year to Date Growth
Originated loans
Increased $40.5 million, or 5.5%
Loan Pipelines Remain Strong for Future Growth

Organic Growth

Loan and Deposit Growth

$-
$200
$400
$600
$800
$1,000
$1,200
12/31/06 12/31/07 12/31/08 12/31/09 12/31/10 3/31/11 6/30/11
80%
85%
90%
95%
100%
105%
$1,108
$740
$769
$793
$746
$980 $965
$982
$726
$776
$824
$840
$1,136
$1,100
Loans
Deposits
% Loans to Deposits

Financial data as of June 30, 2011 and does not include loans purchased in the Cowlitz
Bank and Pierce Commercial Bank acquisitions.
Diversified Loan Portfolio
Originated Loan Portfolio Construction Portfolio
Total Originated Loans: $784 million
Total Construction Loans: $66 million

Deposit Composition Attractive Deposit Base 17 Pre-Acquisition June 30, 2010 Post-Acquisition December 31, 2010

Deposit Composition
Attractive Deposit Base

December 31, 2010 June 30, 2011
Financial Data as of June 30, 2011
– Total Deposits $1.1 billion
– Total Non-Maturity Deposits $755 million
– Non-Maturity Deposits / Total Dep. 68.1%
– Non-Int. Bearing Dep. / Total Dep. 17.5%
– Cost of Int. Bear. Deposits 0.75%
– Cost of Deposits 0.61%

Quarterly Earnings
Annual Earnings
Annual Earnings
Q2'09 Q3'09 Q4'09 Q1'10 Q2'10 Q3'10 Q4'10 Q1'11 Q2'11
$1.7
$-
$2
$4
$6
$8
$10
$12
$14
$16
$10.7
$6.4
$0.6
$13.4
2007 2008
2009 2010
3%
4%
5%
6%
Net Income Net Interest Margin
Net Income (Loss)
$(1.0)
$-
$1.0
$2.0
$3.0
$4.0
$5.0
$6.0
$7.0
$8.0
$9.0
$10.0
$0.1
$0.3
$0.3
$0.7
$0.9
$2.0
$9.8
$0.8

Peer Source: SNL Financial
Regional Peer Group (12): Ticker Symbols – BANR, CACB, COLB, FFNW, HOME, NRIM, PCBK, PRWT, RVSB,
TSBK, WBCO, WCBO.
Credit Quality

NPAs/Assets (%) Net Charge-Offs (annualized)/Avg. Loans (%)
Reserves/NPLs (%) Reserves/Loans (%)

Strong Capital Levels

Peer Source: SNL Financial
Regional Peer Group (12)
All Ratios as of March 31, 2011
14.3%
13.9%
20.6%
21.9%
10.8%
11.8%
17.5%
18.8%
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
Tangible Common
Equity/Tangible Assets
Tier 1 Capital to Average
Assets
Tier 1 Capital to Risk
Weighted Assets
Total Capital to Risk
Weighted Assets
HFWA Regional Peers

Dividend Announcement
The Board has approved a $0.05 dividend for
shareholders of record on August 12, 2011
and payable on August 26, 2011
This is an increase from the $0.03 dividend
paid in the prior quarter

Growth Strategy
We believe in a three pronged approach to our growth strategy.
Our Approach
Open Bank Acquisitions
Will Opportunistically Review
Organic Growth
De Novo Branching
Capitalizing On Market
Dislocations
Increase market share
Attract new talent
FDIC-Assisted Acquisitions
Experienced and Disciplined
Bidder
Two winning bids
Multiple deals in which we
bid we were not the winning
bidder
Decided not to bid on
multiple deals after
conducting due diligence

Summary of Analysis
15 Washington & Oregon banks and thrifts with a Texas Ratio* greater than 100%
13 Washington & Oregon banks and thrifts with a Texas Ratio* greater than 100% and assets under $500 million
26 Washington & Oregon banks and thrifts with a Texas Ratio* greater than 50% and assets under $500 million
22 Washington & Oregon banks and thrifts with a Texas Ratio* greater than 50% and assets under $300 million
5 Washington & Oregon banks and thrifts with TCE / TA less than 5% and assets under $500 million
Potential Acquisitions
Acquisition Considerations
Fill in or expand geographic footprint
Opportunity to take advantage of FDIC loss share agreements
Strengthen market share
Potential to significantly grow our company
26
$4.4
$3.8
# of Institutions
Assets Deposits
Texas Ratio > 50% ($bn)
Source: SNL Financial data as of March 30, 2011. Data from charts above is from WA & OR banks and thrifts with a Texas Ratio* greater than 50% and assets under $500 million
*(Non performing loans + Real Estate Owned) divided by the sum of tangible common equity capital and loan loss reserves
5
$0.62
$0.57
# of Institutions Assets Deposits
TCE/TA < 5% ($bn)

Experienced management team with a proven track
record
Building long-term franchise value while positioning
the Company for sustainable profitability
Legacy franchise remains intact with favorable
financial performance trends; allows us to continue
to play offense
Well positioned for continued growth in the Pacific
Northwest markets
Summary